Exhibit 99.1

CyrusOne Inc. Closes Public Offering of Common Stock

DALLAS — August 15, 2016 — CyrusOne Inc. (NASDAQ: CONE) (“CyrusOne”) has closed a public offering of 7,820,000 shares of its common stock, which included 1,020,000 shares of common stock sold pursuant to the option granted to the underwriters, which was exercised prior to closing. 3,400,000 shares were offered directly by CyrusOne, and 4,420,000 shares were offered, at the request of CyrusOne, by the Forward Seller (as defined below) in connection with the forward sale agreements described below, at a price to the public of $50.50 per share.

Goldman, Sachs & Co., Morgan Stanley, Barclays, Deutsche Bank Securities, J.P. Morgan and TD Securities acted as joint-bookrunners for the offering. BofA Merrill Lynch, Citigroup, Jefferies, KeyBanc Capital Markets, RBC Capital Markets, Stifel and SunTrust Robinson Humphrey acted as lead managers for the offering. Cowen and Company and Synovus Securities, Inc. acted as co-managers for the offering.

In connection with the offering of CyrusOne’s common stock, CyrusOne entered into (a) a forward sale agreement with Goldman, Sachs & Co. (who is referred to in such capacity as the “Forward Purchaser”), with respect to 3,400,000 shares of its common stock covered by the offering and (b) an additional forward sale agreement with the Forward Purchaser, in connection with the underwriters’ exercise of their option to purchase 1,020,000 additional shares of common stock. As contemplated by the forward sale agreements and the underwriting agreement, Goldman, Sachs  & Co. (in such capacity, the “Forward Seller”) borrowed from third parties and sold 4,420,000 shares of CyrusOne’s common stock to the public through the underwriters.

Pursuant to the terms of the forward sale agreements, and subject to CyrusOne’s right to elect cash or net share settlement under the forward sale agreements, CyrusOne intends to issue and sell, upon physical settlement of such forward sale agreements, 4,420,000 shares of its common stock to the Forward Purchaser in exchange for cash proceeds per share equal to the applicable forward sale price, which will initially be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the applicable forward sale agreement. CyrusOne expects to physically settle the forward sale agreements in full, which settlement or settlements will occur by August 1, 2017.

CyrusOne received proceeds from the sale of 3,400,000 shares of its common stock offered by it in the offering, but did not receive any proceeds from the sale of 4,420,000 shares of its common stock offered by the Forward Seller to the underwriters. CyrusOne contributed, directly and indirectly, the net proceeds from the sale of 3,400,000 shares of its common stock offered by it in the offering, and intends to contribute, directly and indirectly, the net proceeds from settlement of 4,420,000 shares of its common stock under the forward sale agreements, to its operating partnership, CyrusOne LP (the “Operating Partnership”), in exchange for an equivalent number of newly issued common units of limited partnership interests in the Operating Partnership. The

Operating Partnership is expected to use such proceeds to fund growth capital expenditures related to recently signed leases, to repay borrowings under its senior unsecured revolving credit facility, and for general corporate purposes, which may include funding future acquisitions, investments or capital expenditures.

The shares were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”). The offering was made only by means of a prospectus supplement and accompanying prospectus. The final prospectus supplement and accompanying prospectus related to the offering has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. A copy of the final prospectus supplement and accompanying prospectus related to the offering may be obtained by contacting Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Prospectus Department, by calling (866) 471-2526 or by emailing prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attention: Prospectus Department; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155, Long Island Avenue, Edgewood, New York 11717, by calling (888) 603-5847 or by emailing Barclaysprospectus@broadridge.com; Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, by calling (800) 503-4611, or by emailing prospectus.cpdg@db.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Attention: Prospectus Department, or by calling (866) 803-9204; or TD Securities (USA) LLC, 31 W 52nd Street, New York, New York 10019, by calling (212) 827-7392.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CyrusOne

CyrusOne (NASDAQ: CONE) specializes in highly reliable enterprise-class, carrier-neutral data center properties. CyrusOne provides mission-critical data center facilities that protect and ensure the continued operation of IT infrastructure for more than 950 customers, including nine of the Fortune 20 and 177 of the Fortune 1000 companies.

CyrusOne’s data center offerings provide the flexibility, reliability, and security that enterprise customers require and are delivered through a tailored, customer service-focused platform designed to foster long-term relationships. CyrusOne is committed to full transparency in communication, management, and service delivery throughout its 35 data centers worldwide.

Safe Harbor

This release contains forward-looking statements regarding future events and CyrusOne’s future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which CyrusOne operates and the beliefs and assumptions of its management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of CyrusOne’s future financial performance, its anticipated growth and trends in its businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause CyrusOne’s actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents CyrusOne files with the SEC. More information on potential risks and uncertainties is available in CyrusOne’s recent filings with the SEC, including CyrusOne’s Form 10-K report, Form 10-Q reports, and Form 8-K reports and its registration statement (No. 333-211114 on Form S-3). Actual results may differ materially and adversely from those expressed in any forward-looking statements. CyrusOne undertakes no obligation to revise or update any forward-looking statements for any reason.

Source: CyrusOne Inc.

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Investor Relations

Michael Schafer

972-350-0060

investorrelations@cyrusone.com

Media

Jacob Smith

513-671-3811

cyrusone@gyro.com